UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2012

CANANDAIGUA NATIONAL CORPORATION (Exact name of registrant as specified in its charter)

2-94863
(Commission File Number)

New York (State or other jurisdiction of incorporation or organization)	16-1234823 (IRS Employer Identification Number)

72 South Main Street Canandaigua, New York (Address of principal executive offices)	14424 (Zip code)

(585) 394-4260 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

A letter from the Chairman and CEO to the shareholders of Canandaigua National Corporation was mailed discussing the results of operations for the first six months ending June 30, 2012.

A copy of the letter is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibit
(c) Exhibits 99.1 Shareholder letter dated August 1, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANANDAIGUA NATIONAL CORPORATION
(Registrant)

August 16, 2012	/s/ Lawrence A. Heilbronner
Date	Lawrence A. Heilbronner
Executive Vice President and Chief Financial Officer